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                                                                   EXHIBIT 10.11


                             STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT ("PLEDGE AGREEMENT") is made by ULI HACKSELL, an individual with a residence at 10819 Bonjon Lane, San Diego, California 92131 ("PLEDGOR"), in favor of ACADIA PHARMACEUTICALS INC., a Delaware corporation with its principal place of business at 3911 Sorrento Valley Boulevard, San Diego, California ("PLEDGEE").

         WHEREAS, Pledgor has concurrently herewith executed that certain Secured Promissory Note (the "NOTE") in favor of Pledgee in the amount of One Hundred Thousand Dollars ($100,000); and

         WHEREAS, Pledgee is willing to accept the Note from Pledgor, but only upon the condition, among others, that Pledgor shall have executed and delivered to Pledgee this Pledge Agreement and the Pledged Collateral (as defined below);

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Pledgor hereby agrees as follows:

         1. As security for the full, prompt and complete payment and performance when due (whether by stated maturity, by acceleration or otherwise) of all indebtedness of Pledgor to Pledgee created under the Note, together with, without limitation, the prompt payment of all expenses, including, without limitation, reasonable attorneys' fees and legal expenses, incidental to the collection of the foregoing and the enforcement or protection of Pledgee's lien in and to the collateral pledged hereunder (all such indebtedness being the "LIABILITIES"), Pledgor hereby pledges to Pledgee, and grants to Pledgee, a first priority security interest in all of the following (collectively, the "PLEDGED COLLATERAL"):

                  (a) all shares of the capital stock of Pledgee owned by Pledgor pursuant to Pledgor's exercise or rights under any stock option plan or otherwise (the "PLEDGED SHARES"), and all dividends, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  (b) all voting trust certificates held by Pledgor evidencing the right to vote any Pledged Shares subject to any voting trust.

         Immediately following acquisition of the Pledged Shares, Pledgor agrees to deliver to Pledgee the stock certificates representing said Pledged Shares along with an executed but otherwise uncompleted Assignment Separate From Certificate in the form attached hereto as Exhibit A.

         The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created, whether voluntary, or involuntary, and whether due or not due, absolute or contingent,


                                       1.
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liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter becomes unenforceable.

         2. Pledgor hereby represents and warrants to Pledgee that as of the date that the stock certificates representing the Pledged Shares are delivered by Pledgor to Pledgee:

                  (a) Pledgor shall be the sole holder of record and the sole beneficial owner of the Pledged Collateral, free and clear of any lien thereon or affecting title thereto, except for the lien created by this Pledge Agreement.

                  (b) None of the Pledged Shares will have been transferred in violation of securities registration, securities disclosure or similar laws of any jurisdiction to which such transfer may be subject with respect to which such transfer could have a material adverse effect.

                  (c) No consent, approval, authorization or other order of any person and no consent or authorization of any governmental authority or regulatory body is required to be made or obtained by Pledgor either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery, or performance of this Pledge Agreement by Pledgor; or (ii) for the exercise by Pledgee of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

                  (d) The pledge, grant of a security interest in, and delivery of the Pledged Collateral pursuant to this Pledge Agreement, will have created a valid first priority lien on and in the collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Liabilities.

                  (e) This Pledge Agreement will have been duly executed and delivered by Pledgor and will constitute a legal, valid, and binding obligation of Pledgor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the rights of creditors generally or by the application of general equity principles.

         Pledgor covenants, warrants, and represents to Pledgee that all representations and warranties contained in this Pledge Agreement shall be true at the time the stock certificates representing the Pledged Shares are delivered by Pledgor to Pledgee and shall continue to be true until the Liabilities have been paid or otherwise satisfied in full.

         3. At time, without notice, and at the expense of Pledgor, Pledgee in its name or in the name of its nominee or of Pledgor may, but shall not be obligated to: (1) collect by legal proceedings or otherwise all dividends (except cash dividends other than liquidating dividends), interest, principal payments and other sums now or hereafter payable upon or on account of said Pledged Collateral; (2) enter into any extension, reorganization, deposit, merger or consolidation agreement, or any agreement in any way relating to or affecting the Pledged Collateral, and in connection therewith may deposit or surrender control of such Pledged Collateral thereunder, accept other property in exchange for such Pledged


                                       2.
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Collateral and do and perform such acts and things as it may deem proper, and any money or property received in exchange for such Pledged Collateral shall be applied to the indebtedness or thereafter held by it pursuant to the provisions hereof; (3) insure, process and preserve the Pledged Collateral; (4) cause the Pledged Collateral to be transferred to its name or to the name of its nominee; and (5) exercise as to such Pledged Collateral all the rights, powers and remedies of an owner, except that so long as no Event of Default (as defined in the Note), exists under the Note and no default exists hereunder Pledgor shall retain all voting rights as to the Pledged Shares.

         4. Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against the Pledged Collateral, and upon the failure of Pledgor to do so, Pledgee at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same.

         5.       Pledgor agrees that Pledgor:

                  (a) will not (1) sell, transfer or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral (or any part thereof or interest therein) except with the prior written consent of Pledgee, or (2) create or permit to exist any lien or encumbrance upon or with respect to any of the Pledged Collateral. If any Pledged Collateral, or any part thereof, is sold, transferred or otherwise disposed of in violation of this
Section 5, the security interest of Pledgee shall continue in the Pledged Collateral notwithstanding such sale, transfer or other disposition, and the Pledgor will deliver any proceeds thereof to the Pledgee to be held as Pledged Collateral hereunder.

                  (b) shall, at Pledgor's own expense, promptly execute, acknowledge, and deliver all such instruments and take all such actions as Pledgee from time to time may reasonably request in order to ensure to Pledgee the benefits of the lien in and to the Pledged Collateral intended to be created by this Pledge Agreement.

                  (c) shall maintain, preserve and defend the title to the Pledged Collateral and the lien of Pledgee thereon against the claim of any other person.

         6. At the option of Pledgee and without necessity of demand or notice, all or any part of the indebtedness of Pledgor shall immediately become due and payable irrespective of any agreed maturity, upon the happening of any of the following events: (1) failure to keep or perform any of the terms or provisions of this Pledge Agreement; (2) the occurrence of an Event of Default under the Note; or (3) the levy of any attachment, execution or other process against the Pledged Collateral.

         7. All advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid by Pledgee in exercising any right, power or remedy conferred by this agreement, or in the enforcement thereof, shall become a part of the indebtedness secured hereunder and shall be paid to Pledgee by the undersigned immediately and without demand.

         8. In the event of the nonpayment of any indebtedness when due, whether by acceleration or otherwise, or upon the happening of any of the events specified in paragraph 6, Pledgee may then, or at any time thereafter, at its election, apply, set off, collect or sell in one or more sales, or take such steps as may be necessary to liquidate and reduce to cash in the hands of Pledgee in whole or in part, with or without any previous demands or demand of performance or


                                       3.
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notice or advertisement, the whole or any part of the Pledged Collateral in such order as Pledgee may elect, and any such sale may be made either at public or private sale at its place of business or elsewhere, or at any broker's board or securities exchange, either for cash or upon credit or for future delivery; provided, however, that if such disposition is at private sale, then the purchase price of the Pledged Collateral shall be equal to the public market price then in effect, or, if at the time of sale no public market for the Pledged Collateral exists, then, in recognition of the fact that the sale of the Pledged Collateral would have to be registered under the Securities Act of 1933 and that the expenses of such registration are commercially unreasonable for the type and amount of collateral pledged hereunder, Pledgee and Pledgor hereby agree that such private sale shall be at a purchase price mutually agreed to by Pledgee and Pledgor or, if the parties cannot agree upon a purchase price, then at a purchase price established by a majority of three independent appraisers knowledgeable of the value of such collateral, one named by Pledgor within 10 days after written request by the Pledgee to do so, one named by Pledgee within such 10 day period, and the third named by the two appraisers so selected, with the appraisal to be rendered by such body within 30 days after the appointment of the third appraiser. The cost of such appraisal, including all appraisers' fees, shall be charged against the proceeds of sale as an expense of such sale. Pledgee may be the purchaser of any or all Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or right of redemption. Demands of performance, notices of sale, advertisements and presence of property at sale are hereby waived, and Pledgee is hereby authorized to sell hereunder any evidence of debt pledged to it. Any sale hereunder may be conducted by any officer or agent of Pledgee.

         9. The proceeds of the sale of any of the Pledged Collateral and all sums received or collected by Pledgee from or on account of such Pledged Collateral shall be applied by Pledgee to the payment of expenses incurred or paid by Pledgee in connection with any sale, transfer or delivery of the Pledged Collateral, to the payment of any other costs, charges, attorneys' fees or expenses mentioned herein, and to the payment of the indebtedness or any part hereof, all in such order and manner as Pledgee in its discretion may determine. Pledgee shall then pay any balance to Pledgor.

         10. Upon the transfer of all or any part of the indebtedness Pledgee may transfer all or any part of the Pledged Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Pledged Collateral so transferred, and the transferee shall be vested with all the rights and powers of Pledgee hereunder with respect to such Pledged Collateral so transferred; but with respect to any Pledged Collateral not so transferred Pledgee shall retain all rights and powers hereby given.

         11. Until all indebtedness shall have been paid in full the power of sale and all other rights, powers and remedies granted to Pledgee hereunder shall continue to exist and may be exercised by Pledgee at any time and from time to time irrespective of the fact that the indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Pledgor may have ceased.

         12. Pledgee may at any time deliver the Pledged Collateral or any part thereof to Pledgor and the receipt thereof by Pledgor shall be a complete and full acquittance for the Pledged Collateral so delivered, and Pledgee shall thereafter be discharged from any liability or responsibility therefor.


                                       4.
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         13.      The rights, powers and remedies given to Pledgee by this
Pledge Agreement shall be in addition to all rights, powers and remedies given to Pledgee by virtue of any statute or rule of law. Any forbearance, failure or delay by Pledgee in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof, and every right, power and remedy of Pledgee shall continue in full force and effect until such right, power or remedy is specifically waived by an instrument in writing executed by Pledgee.

         14. If any provision of this Pledge Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Pledge Agreement shall be deemed valid and enforceable to the full extent possible.

         15. This Pledge Agreement shall be governed by, and construed in accordance with, the laws of the State of California as applied to contracts made and performed entirely within the State of California by residents of such state.

Dated:  May 11, 2000                  PLEDGOR


                                      /s/  ULI HACKSELL
                                      -----------------
                                      ULI HACKSELL


                                       5.


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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         ULI HACKSELL hereby sells, assigns and transfers unto ________________________________ a total of ________________ (______) shares of the ________________________________ stock of ACADIA PHARMACEUTICALS INC., standing in the undersigned's name on the books of said corporation represented by Certificate Nos. _____________ delivered herewith and does hereby irrevocably constitute and appoint ________________________________ to transfer said stock on the books of said corporation with full power of substitution.


Dated:  ____________                    By:  /s/  ULI HACKSELL
                                             -----------------
                                             ULI HACKSELL